UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2022

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2022, the Compensation and Human Capital Committee (the “Committee”) of the Board of Directors (the “Board”) of The Brink’s Company (the “Company”) approved a Change in Control Plan, effective March 1, 2022 (the “Plan”). The Committee approved the Plan in lieu of approving updated change in control agreements with the Company’s named executive officers, which had been previously disclosed, most recently on a Current Report on Form 8-K filed on March 9, 2020. Each of the Company’s Executives (as defined in the Plan) is eligible to participate in the Plan. The terms of the Plan are consistent with the terms of the prior change in control agreements and are described below.

Under the terms of the Plan, if a change in control occurs and the Participant (as defined in the Plan) remains employed by the Company during the Employment Period (as defined in the Plan), the Participant will be entitled to annual compensation equal to the sum of (1) a salary not less than the annualized salary in effect immediately before the date the change in control occurred, plus (2) a bonus not less than the average amount of the Participant’s annual bonus award under the Company’s Incentive Plan or any substitute or successor plan for the last three full calendar years preceding the date the change in control occurred (the “Average Annual Bonus”).

The Plan provides for certain payments and benefits upon termination following a change in control (“double-trigger”). Under the terms of the Plan, if a change in control occurs and the Company terminates the applicable Participant’s employment other than for cause (as defined in the Plan), death or incapacity or the Participant terminates employment for good reason (as defined in the Plan, or, for Douglas A. Pertz, as defined in his offer letter with the Company dated June 9, 2016) during the two years following the date of the change in control for Executives or one year following the date of the change in control for Eligible Employees (as defined in the Plan), the Participant will be entitled to the following amounts:

•a lump sum payment equal to the sum of: (a) the Participant’s annual base salary through the date of termination, (b) any bonus or incentive compensation for a performance period ended prior to the date of termination, (c) the Participant’s Average Annual Bonus prorated based on the number of days worked in the year of termination, and (d) any accrued vacation pay, in each case to the extent not already paid or credited as of the date of termination;
•for Executives, a lump sum payment equal to the product of (a) two multiplied by (b) the sum of the Executive’s annual base salary and Average Annual Bonus and, for Eligible Employees, a lump sum payment equal to the Eligible Employee’s annual base salary through the date of termination;
•reimbursement of premiums associated with medical and dental benefit coverage, to the extent that the Company would have paid such premiums had the Participant remained employed, until the earlier of 18 months following the date of termination for Executives or one year from the date of the change in control for Eligible Employees and the date the Participant becomes eligible for medical and dental benefits under another employer-provided plan; and
•reasonable outplacement services for up to one year following the date of termination.

The Plan includes a non-compete provision that precludes the Participant from engaging in employment or providing services to any person or entity that, within a restricted territory (as defined in the Plan), provides or provided products or services in the business of armored vehicle transportation, secure international transportation of valuables, coin processing services, currency processing services, cash management services, safe and safe control services, payment services, security and guarding services, deposit processing services/daily overnight credit, check imaging, or jewel or precious metal vaulting, that are the same as or substantially similar to, and competitive with, the products or services provided by the Company or its affiliates at the time of or at any time during the twenty-four (24) months prior to the cessation of the Participant’s employment, in return for remuneration or a right to remuneration, for a period of one year following the Participant’s date of termination, without the express written consent of an Eligible Employee’s manager, or, for an Executive, the CEO (or, for the CEO, the Board). The Plan does not provide for any excise tax gross-ups.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 6, 2022, the Company held its annual meeting of shareholders (the “2022 Annual Meeting”). At the 2022 Annual Meeting, three proposals were submitted to the Company’s shareholders. A quorum of the Company’s common shares was present for the 2022 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

Proposal 1 – Shareholders elected nine nominees to the Board for terms expiring in 2023. The name of each director and the votes cast for such individual are set forth below:

	For	Against	Abstain	Broker Non-Votes

Kathie J. Andrade	43,365,434	516,224	15,479	1,421,134

Paul G. Boynton	41,974,985	1,905,736	16,416	1,421,134

Ian D. Clough	43,530,923	350,081	16,133	1,421,134

Susan E. Docherty	43,072,713	809,582	14,842	1,421,134

Mark Eubanks	43,604,819	278,752	13,566	1,421,134

Michael J. Herling	42,502,872	1,294,811	99,454	1,421,134

A. Louis Parker	43,358,875	521,980	16,282	1,421,134

Douglas A. Pertz	43,284,839	595,851	16,447	1,421,134

Timothy J. Tynan	43,690,351	191,114	15,672	1,421,134

Proposal 2 – Shareholders approved an advisory resolution on named executive compensation. The votes regarding Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
42,596,261	1,280,551	20,325	1,421,134

Proposal 3 – Shareholders approved the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes regarding Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
45,271,390	28,584	18,297	0

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Change in Control Plan, effective March 1, 2022

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: May 11, 2022	By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Executive Vice President and Chief Financial Officer